                                                                    Exhibit 99.1


INDEPENDENT
BANK CORP.
Parent of Rockland Trust Company

SHAREHOLDER RELATIONS                                               NEWS RELEASE
--------------------------------------------------------------------------------
288 Union Street, Rockland, MA  02370             Contact:  Douglas H. Philipsen
                                                           Chairman of the Board
                                                                   President and
                                                         Chief Executive Officer
                                                                  (781) 982-6613

                                                                Denis K. Sheahan
                                                         Chief Financial Officer
                                                                  (781) 982-6341






                              FOR IMMEDIATE RELEASE

            INDEPENDENT BANK CORP. ANNOUNCES A 30% INCREASE IN SECOND
         QUARTER 2002 NET OPERATING EARNINGS; ACTUAL NET INCOME DECLINES
          DUE TO PREVIOUSLY ANNOUNCED NON-RECURRING IMPAIRMENT CHARGE


         Rockland, Massachusetts (July 11, 2002). Independent Bank Corp., (NASDAQ: INDB), parent of Rockland Trust Company, today announced that net operating earnings for the second quarter of 2002 were $6.3 million, a 29.5% increase from the operating earnings recorded in the same period last year. Diluted earnings per share on an operating basis increased by 26.5% to $0.43 for the quarter ended June 30, 2002 from the quarter ended June 30, 2001. For the six months ended June 30, 2002, operating earnings were $12.7 million, a 33.8% increase from the same six month period last year. Diluted earnings per share on an operating basis were $0.87, an increase of 31.8% for the six months ended June 30, 2002, compared to the same period last year.

         Net income for the quarter ended June 30, 2002 was $3.8 million, a decrease of $1.1 million (-23.1%) from the second quarter of 2001, while net income for the six months ended June 30, 2002 was $10.2 million, a decrease of $0.1 million (-1.1%) from the six months ended June 30, 2001. The decrease for the quarter and six months ended June 30, 2002 is attributable to the previously reported $4.4 million securities' impairment charge taken on an investment in corporate bonds issued by WorldCom Inc. (the "WorldCom Bonds"), which has an after tax impact of $2.5 million (or 17 cents per diluted share). Diluted earnings per share for the second quarter of 2002 were $0.21, a 38.2% decrease from the second quarter a year earlier and diluted earnings for the six months ended June 30, 2002 were $0.59, a 18.1% decrease from the same six month period last year. Stockholders' equity as of June 30, 2002 totaled $144.5 million. The Tier 1 leverage capital ratio at June 30, 2002 was 6.58%.

         In addition, and as previously disclosed, during the second quarter, the Company, through a subsidiary Trust, redeemed $28.8 million of 9.28% Trust Preferred Securities which were issued in May of 1997. This redemption was another step in a refinancing strategy designed to lower the Company's cost of capital that was initiated during the first quarter, when the Company refinanced its $25.0 million of 11% Trust Preferred Securities issued in January 2000. In accordance with GAAP, the unamortized portion of the issuance costs of each redeemed series of Trust Preferred Securities, $767,000 and $738,000 during the second and first quarters, respectively, in each case net of tax, were written-off during each quarter as a charge to equity and included within the calculation of earnings per share available to common shareholders.

         The Company reported the following financial results for the six months and three months ended June 30, 2002 and June 30, 2001 on both an operating basis and on an actual basis. These results are as follows:


                                                                            NET OPERATING EARNINGS*
                                                        YEAR TO DATE JUNE 30,                     QUARTER ENDED JUNE 30,
                                               ----------------------------------------    --------------------------------------
                                                   2002        2001        % CHANGE            2002        2001       % CHANGE
                                                   ----        ----        --------            ----        ----       --------
Net Operating Earnings                            $12,729      $9,515          33.8%           $6,328      $4,885        29.5%
Diluted EPS                                         $0.87       $0.66          31.8%            $0.43       $0.34        26.5%
ROAA                                                1.15%       0.96%                           1.13%       0.97%
ROAE                                               18.48%      15.86%                          18.13%      15.85%


*EXCLUDES THE FOLLOWING ITEMS (NET OF TAX)
------------------------------------------
Securities' Gains                                      $0        $781                              $0         $34
Impairment Charge - WorldCom                       $2,545          $0                          $2,545          $0
Trust preferred issuance costs write-off           $1,505          $0                            $767          $0

                                                                          NET INCOME, AS REPORTED
                                                      YEAR TO DATE JUNE 30,                     QUARTER ENDED JUNE 30,
                                             ----------------------------------------    --------------------------------------
                                                   2002        2001        % CHANGE            2002        2001       % CHANGE
                                                   ----        ----        --------            ----        ----       --------
Net Income                                        $10,184     $10,296          -1.1%           $3,783      $4,919       -23.1%
Trust Preferred Issuance costs write-off           $1,505          $0                            $767          $0
Net Income Available to Common
     Shareholders                                  $8,679     $10,296         -15.7%           $3,016      $4,919       -38.7%
Diluted EPS                                         $0.59       $0.72         -18.1%            $0.21       $0.34       -38.2%
ROAA                                                0.92%       1.04%                           0.67%       0.98%
ROAE                                               14.78%      17.16%                          10.84%      15.96%



          Comparing second quarter 2002 to second quarter 2001, net interest income increased $3.5 million (+16.2%) while the net interest margin increased to 4.90% for both the three month and the six month periods ended June 30, 2002. The net interest margin for the three month and the six month periods ended June 30, 2001 were 4.75% and 4.68%, respectively. Year to date net interest income increased $7.5 million (+17.8%), compared to the six months ended June 30, 2001. The increase in the net interest margin for both the quarter and year to date is due to a lower cost of funds and a balance sheet that was well positioned to benefit from the Federal Reserve's easing of interest rates over the past 18 months.

         Non-interest income, excluding securities' gains in 2001, improved by $0.4 million (+7.0%), for the quarter ended June 30, 2002, as compared to the same period last year. Deposit service charge revenue increased by $0.3 million (+11.7%), reflecting growth in core deposits and lower earnings credit rates. Investment Management revenue increased $0.1 million (+7.5%), for the quarter ended June 30, 2002, as compared to the same period last year.

         Non-interest expense, excluding the securities' impairment charge, increased by $1.0 million (+6.0%) and $3.0 million (+8.9%) for the three and six month periods ended June 30, 2002, respectively as compared to the same periods in the prior year. For the three and six month periods ended June 30, 2002, salaries and employee benefits increased by $0.8 million (+9.5%) and $1.6 million (+9.2%), respectively, due to additions to staff needed to support continued growth, employees' merit increases, an increase in performance based incentive compensation, and commissions related to mortgage originations. Occupancy and equipment-related expense decreased by $0.3 million (-13.5%) and $0.5 million (-10.1%), for the three and six months period ended June 30, 2002, respectively, largely attributable to branch relocation costs in the second quarter of 2001. Other non-interest expenses increased by $0.5 million (+11.3%) and $1.8 million (+21.7%) for the three and six month periods ended June 30, 2002, respectively, mainly due to increased costs associated with information technology consulting, executive recruitment costs and an unrealized loss recorded on a CRA equity investment.

         Total assets increased by $61.0 million (+2.8%) from year-end 2001 to a total of $2.3 billion at June 30, 2002. Total loans increased by $45.0 million (+3.5%) during the six months ended June 30, 2002 as compared to total loans at December 31, 2001. The increases were mainly in commercial real estate, residential and real estate construction loans which increased $11.6 million, $10.2 million and $11.4 million, respectively, and consumer loans which increased $15.7 million (+3.9%) which is primarily attributable to an increase in home equity loans.

         Total deposits increased by $92.1 million (+5.8%) since year-end 2001. Core deposits increased by $139.1 million (+13.4%), particularly in the relationship deposit products, which enabled the Company to manage down the balance of the more expensive time deposits by $47.0 million (-8.7%).

         Non-performing assets totaled $3.9 million at June 30, 2002 (0.17% of total assets), as compared to the $3.0 million (0.14% of total assets) reported at December 31, 2001. The increase in non-performing assets is due to the inclusion of the WorldCom Bonds, which had a fair value of $900,000 as of June 30, 2002. On June 26, 2002, upon impairment, the Bonds were reclassified from held to maturity to available for sale and were recorded at their fair value of $750,000. The Bonds are marked to fair value through equity and any changes to fair value are reflected in the value of the investment included in non-performing assets. The Company's total reserves for loan losses (including the credit quality discount of $0.7 million at June 30, 2002 and $0.8 million at December 31, 2001), as a percentage of the loan portfolio was 1.54% at June 30, 2002 and 1.46% at December 31, 2001. The percentage of total reserves for loan losses (including the credit quality discount) to non-performing loans was 696.02% at June 30, 2002 compared to 630.18% at December 31, 2001.

         The provision for loan losses was $1.2 million for the quarter ended June 30, 2002, compared to $0.9 million for the same period last year and $2.4 million for the six months ended June 30, 2002, compared to $1.5 million for the same period in 2001.

These increases are commensurate with loan growth and prevailing economic conditions.

         On December 11, 2001, the Company issued, through a subsidiary Trust, 1,000,000 shares of 8.625% Trust Preferred Securities, $25 face value, due December 31, 2031 but callable at the option of the Company on or after December 31, 2006. On January 31, 2002, the Company used the net proceeds from the transaction to call the 1,000,000 shares of 11% Trust Preferred Securities issued by the Company on January 31, 2000. On April 12, 2002, the Company issued an additional 1,000,000 shares of 8.375% Trust Preferred Securities, $25 face value, due April 30, 2032, but callable at the option of the Company on or after April 30, 2007. The Company used the net proceeds from the transaction to call on May 20, 2002, the 1,150,000 shares of 9.28% Trust Preferred Securities issued by the Company in May of 1997. The Company expects the refinancing of the 11% and 9.28% Trust Preferred Security issuances to reduce the Company's annual pre-tax minority interest expense by approximately $1.2 million.

         Management is aware that the Massachusetts Department of Revenue ("DOR") has issued Notices of Intent to Assess additional state excise taxes to several financial institutions in the Commonwealth that have established real estate investment trusts ("REIT") in their corporate structure. The institutions which have received these notices have indicated that they intend to contest the assessment. Rockland Trust formed a REIT subsidiary in 1997. The Company has not yet received a notice from the DOR, and there can be no assurance that the Company will receive such a notice. Notices that have been issued to other financial institutions have assessed additional excise taxes for the tax years ending December 31, 1999 and December 31, 2000. Should the DOR issue a similar notice to the Company for its 1999 and 2000 tax years, management estimates the impact would be approximately $2.4 million (prior to federal deduction), excluding interest and penalties. No provision has been made in the Company's financial statements with respect to this issue. If such a notice were issued to it, the Company would also intend to vigorously appeal any such assessment.

         In April of 2002, Rockland Trust opened its 52nd branch located at 100 Belmont Street in downtown Brockton that accommodates a bank branch, a commercial lending center, a residential mortgage origination office, and an investment management office.

         Douglas H. Philipsen, Chief Executive Officer, stated that he is very pleased with the Company's operating financial performance in the second quarter of 2002. "The net interest margin continued to be strong in the second quarter of 2002 and asset quality remains excellent."

         Douglas H. Philipsen and Denis K. Sheahan, Chief Financial Officer of Independent Bank Corp., will host a conference call to discuss second quarter earnings at 10:00 a.m. Eastern Daylight Time on Monday, July 15, 2002. Internet access to the call is available by going to the Company's website at HTTP://WWW.ROCKLANDTRUST.COM or telephonic access by dial-in at 888-753-5327 (password - INDB). A replay of the call will be available two hours after the completion of the conference call from July 15, 2002 to July 17, 2002 at midnight by calling 1-800-642-1687 (Conference ID 4784270).

         Independent Bank Corp.'s sole bank subsidiary, Rockland Trust Company, currently has $2.3 billion in assets, 52 retail branches, eight commercial lending centers and three Investment Management offices located in the Plymouth, Barnstable, Norfolk and Bristol counties of Southeastern Massachusetts. To find out more about Rockland Trust Company and its products visit our web site at www.rocklandtrust.com.

         This press release contains certain "forward-looking statements" with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
----------------------------------------
(Dollars in Thousands - Unaudited)

CONSOLIDATED BALANCE SHEETS

                                                                           ----------------------------------------
                                                                                JUNE 30,           DECEMBER 31,
                                                                                  2002                 2001
                                                                           -------------------  -------------------
ASSETS
Cash and Due From Banks                                                    $           70,529   $           66,967
Fed Funds Sold & Short Term Investments                                                11,500                6,000
Trading Assets                                                                          1,106                1,150
Investments Available for Sale                                                        549,259              569,288
Investments Held to Maturity                                                          159,064              132,754
Federal Home Loan Bank Stock                                                           17,036               17,036
Loans
  Commercial & Industrial                                                             147,383              151,287
  Commercial Real Estate                                                              474,609              463,052
  Residential Real Estate                                                             239,351              229,123
  Real Estate Construction                                                             58,594               47,208
  Consumer - Installment                                                              329,902              324,271
  Consumer - Other                                                                     94,093               83,997
                                                                           -------------------  -------------------
Total Loans                                                                         1,343,932            1,298,938
  Less - Reserve for Loan Losses                                                      (19,953)             (18,190)
                                                                           -------------------  -------------------
       Net Loans                                                                    1,323,979            1,280,748
                                                                           -------------------  -------------------
Bank Premises and Equipment                                                            31,019               29,919
Intangible Assets                                                                      34,906               36,236
Other Assets                                                                           61,742               59,090
                                                                           -------------------  -------------------
       Total Assets                                                        $        2,260,140   $        2,199,188
                                                                           ===================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
     Demand Deposits                                                       $          406,776   $          378,663
     Savings and Interest Checking Accounts                                           432,050              413,198
     Money Market and Super Interest Checking Accounts                                341,487              249,328
     Time Certificates of Deposit                                                     493,453              540,429
                                                                           -------------------  -------------------
       Total Deposits                                                               1,673,766            1,581,618
Fed Funds Purchased and Assets Sold
     Under Repurchase Agreements                                                       67,092               66,176
Federal Home Loan Bank Borrowings                                                     295,415              313,934
Treasury Tax and Loan Notes                                                             6,235                6,967
                                                                           -------------------  -------------------
       Total Borrowings                                                               368,742              387,077
                                                                           -------------------  -------------------
       Total Deposits and Borrowings                                                2,042,508            1,968,695
Other Liabilities                                                                      25,328               21,903
Company-Obligated Mandatory Redeemable Securities of
     Subsidiary Holding Solely Parent Company Debenture
     of the Corporation                                                                47,798               75,329
       Stockholders' Equity                                                           144,506              133,261
                                                                           -------------------  -------------------
       Total Liabilities and Stockholders' Equity                          $        2,260,140   $        2,199,188
                                                                           ===================  ===================
CREDIT QUALITY RATIOS:
     Non-performing Loans                                                               2,968                3,015
     Non-performing Assets                                                              3,868                3,015
     Non-performing Loans/Gross Loans                                                    0.22%                0.23%
     Reserve for Loan Losses/Non-performing Loans                                      672.27%              603.32%
     Loans/Total Deposits                                                               80.29%               82.13%
     Reserve/Total Loans                                                                 1.48%                1.40%
Total Reserves for Loan Losses (including Credit Quality
     Discount)/Non-performing Loans                                                    696.02%              630.18%
Total Reserve (including Credit Quality Discount)/Total
     Loans                                                                               1.54%                1.46%

FINANCIAL RATIOS:
     Tier 1 Leverage Capital Ratio                                                       6.58%                6.31%
     Book Value per Share                                                              $10.01                $9.30
     Tangible Equity/Tangible Assets                                                    4.93%                4.49%
     Tangible Book Value per Share                                                      $7.59                $6.77
     Tangible Book Value per Share (proforma to include
       the deductibility of goodwill)                                                   $8.43                $7.66
------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
----------------------------------------
(Dollars in Thousands - Unaudited)

                                                              ---------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME                                       SIX MONTHS ENDED                     QUARTER ENDED
                                                                            JUNE 30,                            JUNE 30,
                                                                     2002             2001               2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest on Fed Funds Sold & Short Term Investments            $           141   $          440    $            96   $         290
Interest and Dividends on Securities                                    21,280           20,534             10,794          10,201
Interest on Loans                                                       49,399           50,403             24,878          25,178
                                                               ---------------   --------------    ---------------   -------------
      Total Interest Income                                             70,820           71,377             35,768          35,669
                                                               ---------------   --------------    ---------------   -------------

INTEREST EXPENSE
Interest on Deposits                                                    13,553           21,450              6,688          10,132
Interest on Borrowed Funds                                               7,944            8,055              4,010           3,963
                                                               ---------------   --------------    ---------------   -------------
     Total Interest Expense                                             21,497           29,505             10,698          14,095
                                                               ---------------   --------------    ---------------   -------------

Net Interest Income                                                     49,323           41,872             25,070          21,574
    Less - Provision for Loan Losses                                     2,400            1,514              1,200             864
                                                               ---------------   --------------    ---------------   -------------
Net Interest Income after Provision for Loan Losses                     46,923           40,358             23,870          20,710
                                                               ---------------   --------------    ---------------   -------------

NON-INTEREST INCOME
Service Charges on Deposit Accounts                                      4,806            4,165              2,471           2,213
Investment Management Services Income                                    2,946            2,357              1,371           1,275
Mortgage Banking Income                                                  1,640            1,195                680             720
BOLI Income                                                                908              887                450             444
Net Gain on Sale of Securities                                               0            1,202                  0              53
Other Non-Interest Income                                                1,260            1,052                609             563
                                                               ---------------   --------------    ---------------   -------------
       Total Non-Interest Income                                        11,560           10,858              5,581           5,268
                                                               ---------------   --------------    ---------------   -------------

NON-INTEREST EXPENSE
Salaries and Employee Benefits                                          18,682           17,102              9,651           8,813
Occupancy and Equipment Expenses                                         4,319            4,806              2,071           2,393
Data Processing & Facilities Management                                  2,174            1,976              1,093           1,031
Intangible Assets Amortization                                           1,331            1,416                666             708
Impairment Charge                                                        4,372                0              4,372               0
Other Non Interest Expense                                               9,911            8,143              4,984           4,480
                                                               ---------------   --------------    ---------------   -------------
       Total Non-Interest Expense                                       40,789           33,443             22,837          17,425
                                                               ---------------   --------------    ---------------   -------------


Minority Interest                                                        2,868            2,766              1,399           1,383
                                                               ---------------   --------------    ---------------   -------------
INCOME BEFORE INCOME TAXES                                              14,826           15,007              5,215           7,170
PROVISION FOR INCOME TAXES                                               4,642            4,711              1,432           2,251
                                                               ---------------   --------------    ---------------   -------------
       NET INCOME                                              $        10,184   $       10,296    $         3,783   $       4,919
                                                               ===============   ==============    ===============   =============


Less:  Trust Preferred Issuance Costs Write-off (net of tax)   $         1,505   $            0    $           767   $           0
                                                               ---------------   --------------    ---------------   -------------
             Net Income Available to Common Shareholders       $         8,679   $       10,296    $         3,016   $       4,919
                                                               ===============   ==============    ===============   =============


BASIC EARNINGS PER SHARE                                       $          0.60   $         0.72    $          0.21   $        0.34
                                                               ---------------   --------------    ---------------   -------------
DILUTED EARNINGS PER SHARE                                     $          0.59   $         0.72    $          0.21   $        0.34
                                                               ===============   ==============    ===============   =============


BASIC AVERAGE SHARES                                                14,383,385       14,266,634         14,414,068      14,272,386
DILUTED AVERAGE SHARES                                              14,618,891       14,396,474         14,638,737      14,420,941

PERFORMANCE RATIOS:
   Net Interest Margin (FTE)                                              4.90%            4.68%              4.90%           4.75%
   Return on Average Assets                                               0.92%            1.04%              0.67%           0.98%
   Return on Average Equity                                              14.78%           17.16%             10.84%          15.96%
EXCLUDING SECURITIES GAINS, IMPAIRMENT CHARGE
AND TRUST PREFERRED ISSUANCE COSTS WRITE-OFF, (NET OF TAX)
   Net Operating Earnings                                              $12,729           $9,515             $6,328          $4,885
   Diluted Operating Earnings Per Share                                  $0.87            $0.66              $0.43           $0.34
   Return on Average Assets                                               1.15%            0.96%              1.13%           0.97%
   Return on Average Equity                                              18.48%           15.86%             18.13%          15.85%
OPERATING CASH EARNINGS (1)
   Net Operating Cash Earnings                                         $13,594          $10,435             $6,760          $5,345
   Diluted Operating Cash Earnings Per Share                             $0.93            $0.72              $0.46           $0.37

(1) Operating Earnings before amortization of intangible assets.

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEET AND AVERAGE RATE DATA
(Unaudited - Dollars in Thousands)

                                                                                  INTEREST
                                                                   AVERAGE        EARNED/        AVERAGE
                                                                   BALANCE          PAID         YIELD
FOR THE SIX MONTHS ENDED JUNE 30,                                   2002            2002          2002
                                                                --------------  -------------  -----------
INTEREST-EARNING ASSETS:
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                             $14,638           $141        1.93%
Trading Assets                                                          1,152              7        1.22%
Taxable Investment Securities                                         656,944         19,993        6.09%
Non-taxable Investment Securities (1)                                  55,401          1,939        7.00%
Loans  (1)                                                          1,316,890         49,535        7.52%
                                                                --------------  -------------  -----------
Total Interest-Earning Assets                                      $2,045,025        $71,615        7.00%
                                                                --------------  -------------  -----------
Cash and Due from Banks                                                59,448
Other Assets                                                          103,578
                                                                --------------
     Total Assets                                                  $2,208,051
                                                                ==============

INTEREST-BEARING LIABILITIES:
Savings and Interest Checking Accounts                               $414,784         $1,691        0.82%
Money Market & Super Interest Checking Accounts                       301,066          2,917        1.94%
Time Deposits                                                         518,628          8,945        3.45%
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                              68,488            393        1.15%
Treasury Tax and Loan Notes                                             4,092             22        1.08%
Federal Home Loan Bank borrowings                                     303,020          7,529        4.97%
                                                                --------------  -------------  -----------
Total Interest-Bearing Liabilities                                 $1,610,078        $21,497        2.67%
                                                                --------------  -------------  -----------
Demand Deposits                                                       378,730

Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Holding Solely Parent
   Company Debentures of the Corporation                               59,572
Other Liabilities                                                      21,892
                                                                --------------
     Total Liabilities                                             $2,070,272
Stockholders' Equity                                                  137,779
                                                                --------------
     Total Liabilities and Stockholders' Equity                    $2,208,051
                                                                ==============

Net Interest Income                                                                  $50,118
                                                                                =============

Interest Rate Spread (2)                                                                            4.33%
                                                                                               ===========

Net Interest Margin (2)                                                                             4.90%
                                                                                               ===========

(1) The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $795 for the six months ended June 30, 2002

(2) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities. Net interest margin represents annualized net interest income as a percent of average interest-earning assets.

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEET AND AVERAGE RATE DATA
(Unaudited - Dollars in Thousands)

                                                                                  INTEREST
                                                                   AVERAGE        EARNED/        AVERAGE
                                                                   BALANCE          PAID         YIELD
FOR THE SIX MONTHS ENDED JUNE 30,                                   2001            2001          2001
                                                                --------------  -------------  -----------
INTEREST-EARNING ASSETS:
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                             $18,363           $440        4.79%
Trading Assets                                                            459              3        1.31%
Taxable Investment Securities                                         560,158         19,564        6.99%
Non-taxable Investment Securities (1)                                  38,686          1,465        7.57%
Loans  (1)                                                          1,198,891         50,521        8.43%
                                                                --------------  -------------  -----------
Total Interest-Earning Assets                                      $1,816,557        $71,993        7.93%
                                                                --------------  -------------  -----------
Cash and Due from Banks                                                66,742
Other Assets                                                          105,913
                                                                --------------
     Total Assets                                                  $1,989,212
                                                                ==============

INTEREST-BEARING LIABILITIES:
Savings and Interest Checking Accounts                               $371,932         $4,017        2.16%
Money Market & Super Interest Checking Accounts                       207,975          1,955        1.88%
Time Deposits                                                         569,489         15,478        5.44%
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                              66,417          1,318        3.97%
Treasury Tax and Loan Notes                                             4,031             72        3.57%
Federal Home Loan Bank borrowings                                     245,995          6,665        5.42%
                                                                --------------  -------------  -----------
Total Interest-Bearing Liabilities                                 $1,465,839        $29,505        4.03%
                                                                --------------  -------------  -----------
Demand Deposits                                                       330,421

Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Holding Solely Parent
   Company Debentures of the Corporation                               51,358
Other Liabilities                                                      21,581
                                                                --------------
     Total Liabilities                                             $1,869,199
Stockholders' Equity                                                  120,013
                                                                --------------
     Total Liabilities and Stockholders' Equity                    $1,989,212
                                                                ==============

Net Interest Income                                                                  $42,488
                                                                                =============

Interest Rate Spread (2)                                                                            3.90%
                                                                                               ===========

Net Interest Margin (2)                                                                             4.68%
                                                                                               ===========

(1) The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $616 for the six months ended June 30, 2001

(2) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities. Net interest margin represents annualized net interest income as a percent of average interest-earning assets.

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEET AND AVERAGE RATE DATA
(Unaudited - Dollars in Thousands)

                                                                                  INTEREST
                                                                   AVERAGE        EARNED/        AVERAGE
                                                                   BALANCE          PAID         YIELD
FOR THE THREE MONTHS ENDED JUNE 30,                                 2002            2002          2002
                                                                --------------  -------------  -----------
INTEREST-EARNING ASSETS:
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                             $20,151            $96        1.91%
Trading Assets                                                          1,153              5        1.73%
Taxable Investment Securities                                         670,605         10,136        6.05%
Non-taxable Investment Securities (1)                                  56,305            991        7.04%
Loans  (1)                                                          1,329,834         24,952        7.51%
                                                                --------------  -------------  -----------
Total Interest-Earning Assets                                      $2,078,048        $36,180        6.96%
                                                                --------------  -------------  -----------
Cash and Due from Banks                                                60,366
Other Assets                                                          104,217
                                                                --------------
     Total Assets                                                  $2,242,631
                                                                ==============

INTEREST-BEARING LIABILITIES:
Savings and Interest Checking Accounts                               $420,045           $863        0.82%
Money Market & Super Interest Checking Accounts                       329,992          1,602        1.94%
Time Deposits                                                         509,415          4,223        3.32%
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                              69,290            201        1.16%
Treasury Tax and Loan Notes                                             2,949              6        0.81%
Federal Home Loan Bank borrowings                                     296,731          3,804        5.13%
                                                                --------------  -------------  -----------
Total Interest-Bearing Liabilities                                 $1,628,422        $10,699        2.63%
                                                                --------------  -------------  -----------
Demand Deposits                                                       392,773

Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Holding Solely Parent
   Company Debentures of the Corporation                               59,747
Other Liabilities                                                      22,074
                                                                --------------
     Total Liabilities                                             $2,103,016
Stockholders' Equity                                                  139,615
                                                                --------------
     Total Liabilities and Stockholders' Equity                    $2,242,631
                                                                ==============

Net Interest Income                                                                  $25,481
                                                                                =============

Interest Rate Spread (2)                                                                            4.33%
                                                                                               ===========

Net Interest Margin (2)                                                                             4.90%
                                                                                               ===========

(1) The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $411 for the three months ended June 30, 2002

(2) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities. Net interest margin represents annualized net interest income as a percent of average interest-earning assets.

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEET AND AVERAGE RATE DATA
(Unaudited - Dollars in Thousands)

                                                                                  INTEREST
                                                                   AVERAGE        EARNED/        AVERAGE
                                                                   BALANCE          PAID         YIELD
FOR THE THREE MONTHS ENDED JUNE 30,                                 2001            2001          2001
                                                                --------------  -------------  -----------
INTEREST-EARNING ASSETS:
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                             $25,750           $290        4.50%
Trading Assets                                                            438              1        0.91%
Taxable Investment Securities                                         564,808          9,712        6.88%
Non-taxable Investment Securities (1)                                  39,270            739        7.53%
Loans  (1)                                                          1,212,045         25,242        8.33%
                                                                --------------  -------------  -----------
Total Interest-Earning Assets                                      $1,842,311        $35,984        7.81%
                                                                --------------  -------------  -----------
Cash and Due from Banks                                                66,929
Other Assets                                                          106,582
                                                                --------------
     Total Assets                                                  $2,015,822
                                                                ==============

INTEREST-BEARING LIABILITIES:
Savings and Interest Checking Accounts                               $379,948         $2,009        2.12%
Money Market & Super Interest Checking Accounts                       222,657          1,016        1.83%
Time Deposits                                                         552,162          7,106        5.15%
Federal Funds Sold and Assets Purchased
   Under Resale Agreement                                              62,653            520        3.32%
Treasury Tax and Loan Notes                                             3,868             26        2.69%
Federal Home Loan Bank borrowings                                     258,587          3,418        5.29%
                                                                --------------  -------------  -----------
Total Interest-Bearing Liabilities                                 $1,479,875        $14,095        3.81%
                                                                --------------  -------------  -----------
Demand Deposits                                                       339,457

Company-Obligated Mandatorily Redeemable
   Securities of Subsidiary Holding Solely Parent
   Company Debentures of the Corporation                               51,386
Other Liabilities                                                      21,822
                                                                --------------
     Total Liabilities                                             $1,892,540
Stockholders' Equity                                                  123,282
                                                                --------------
     Total Liabilities and Stockholders' Equity                    $2,015,822
                                                                ==============

Net Interest Income                                                                  $21,889
                                                                                =============

Interest Rate Spread (2)                                                                            4.00%
                                                                                               ===========

Net Interest Margin (2)                                                                             4.75%
                                                                                               ===========

(1) The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $315 for the six months ended June 30, 2001

(2) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities. Net interest margin represents annualized net interest income as a percent of average interest-earning assets.